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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 17, 2002


                              --------------------


                               USA EDUCATION, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                       52-2013874
    (State or other jurisdiction of                        (I.R.S. Employer
    incorporation or organization)                        Identification No.)


11600 SALLIE MAE DRIVE, RESTON, VIRGINIA                         20193
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (703) 810-3000


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ITEM 5.  OTHER EVENTS.

         On January 17, 2002, the Registrant issued a press release announcing its earnings for the fourth quarter ending December 31, 2001. On January 17, 2002, the Registrant also issued copies of its supplemental financial information for the fiscal quarter ending December 31, 2001.

         Copies of the press release and supplemental financial information issued by the Registrant are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Exhibits.

         99.1 Press Release of the Registrant, dated January 17, 2002, announcing the Registrant's fourth quarter earnings.

         99.2 Supplemental Financial Information of the Registrant for the fiscal quarter ending December 31, 2001.


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


                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     USA EDUCATION, INC.
                                     (Registrant)


                                     By:    /s/ John F. Remondi
                                           ------------------------------
                                                  John F. Remondi
                                              EXECUTIVE VICE PRESIDENT &
                                                CHIEF FINANCIAL OFFICER
                                     (Principal Financial and Accounting Officer
                                            and Duly Authorized Officer)


February 19, 2002

                                     EXHIBIT INDEX


Exhibit
Number                      Description of Document
99.1        Press Release of the Registrant, dated January 17, 2002,
            announcing the Registrant's fourth quarter earnings.

99.2 Supplemental Financial Information of the Registrant for the fiscal quarter ending December 31, 2001.



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